Exhibit 10.1
                   STRIKE FORCE TECHNICAL SERVICES CORPORATION

                             2004 Stock Option Plan
                         (Adopted as of July 6th, 2004)


Section 1.     Purpose; Definitions.

               1.1 Purpose. The purpose of the Strike Force Technical Services Corporation (the "Company") 2003 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its subsidiaries, if any, have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

               1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

               (a) "Agreement" means the Stock Option Agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

               (d) "Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. Since no Committee is designated, then all references in this Plan to "Committee" shall mean the Board.

               (e) "Common Stock" means the Common Stock of the Company, no par value.

               (f) "Company" means Strike Force Technical Services Corporation, a corporation organized under the laws of the State of New Jersey.

               (g) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board,

               (h) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 8 below, at the end of a specified deferral period.

               (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

               (j) "Effective Date" means the date set forth in Section 13.

               (k) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (1) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date; (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii)if the fair market value of the Common. Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine in good faith.

               (m) "Holder" means a person who has received an award under the Plan.

               (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

               (p) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

               (q) "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

               (r) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

               (s) "Plan" means the Strike Force Technical Services Corporation 2003 Stock Option Plan, as hereinafter amended from time to time,

               (t) "Restricted Stock" means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said Section 7.

               (u) "Stock"' means the Common Stock of the Company, no par value.

               (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

               (w) "Stock Reload  Option" means any option granted under Section
5.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

               (x) "Subsidiary"   means   any   present  or  future   subsidiary
corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2.     Administration.

               2.1 Compensation Committee. The Plan shall be administered by the Compensation Committee (the "Committee") of the Company' a Board of Directors.

               2.2 Powers of Committee. The Committee shall have full authority, subject to Section 42 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock; (iii) Deferred Stock; (iv) Stock Reload Options; and/or (v) Other Stock-Based Awards. For purposes of illustration and, not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

               (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Deferred Stock, Stock Reload Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

               (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

               (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

               (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

               (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred, amounts denominated in Stock;

               (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

               (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

               (h) to determine the ultimate number of shares of Common Stock to be reserved and available for distribution under the Plan in accordance with the amended Section 3.1 and the attached Schedule 3.1.

               2.3 Interpretation of Plan.

               (a)  Committee  Authority,  Subject to  Section  12  hereof,  the
Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan, and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

               (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

               2.4 Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that the member is or was a member of the Committee or the Board insofar as relates to the Plan shall be indemnified by the Company, and the Company may advance his or her related expenses, to the full extent permitted by law or to any greater extent as provided in the Company's Articles of Incorporation or By-Laws or in any agreement between the Company and the member.

Section 3.     Stock Subject to Plan.

               3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 1,000,000 (one million.) Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award, Stock Reload Option or Other Stock-Based Award granted hereunder, are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a cashless option exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

               3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards) granted, under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares.

Section 4.     Eligibility.

               4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Section 5.     Stock Options.

               5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

               5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

               (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110% of the Fair Market Value of the Stock in the case of a 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

               (b) Option Term. Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

               (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash, and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. To the extent any portion of the purchase price is paid in shares of Stock, such shares of Stock must have been held by the Holder for at least six months in order to be eligible for the Stock Reload Option described in Section 5.3 below. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. In all events, a Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

               (e) Transferability. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock, Options shall be exercisable, during the Holder's lifetime, only by the Holder.

               (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder for a period of six months (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

               (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of six months (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until, the expiration of the stated, term of such Stock Option, whichever period is the shorter.

               (h) Other Termination. Subject to the provisions of Section 143 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option' s term.

               (i) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

               (j) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed, by the Company and the Holder.

               5.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Incentive Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used by the Holder to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section  6.    [Intentionally  omitted.]

Section  7.    Restricted  Stock.

               7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards,

               7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

               (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted. Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited, or that shall not become vested in accordance with the Plan and the Agreement.

               (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the tight to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such. Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

               (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.     Deferred Stock.

               8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all other terms and conditions of the awards.

               8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

               (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

               (b) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement, Any Deferred Stock that does not vest shall be forfeited to the Company and, the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

               (c) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9.     Other Stock-Based Awards.

               9.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified. Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

               9.2 Eligibility. The Committee shall determine the eligible persons to whom and the time or times at which grants of such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

               9.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.    Repurchase by the Company.

               10.1 Termination of Employment. Unless otherwise determined by the Board at or after the date of grant of an award hereunder, notwithstanding the provisions of Section 13,3 below, in the event of a Holder's termination of employment with the Company, the Company shall have the right to repurchase all shares of stock acquired or to be acquired by the Holder at Fair Market Value on the date of termination. Notwithstanding the foregoing, if (i) the Holder's employment is terminated by the Company for cause, (ii) the Board finds, after full consideration of the facts presented on behalf of both the Company and the Holder, that the Holder has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Holder's employment, or has disclosed trade secrets or confidential information of the Company, or (iii) the Board determines in good faith that the Holder has materially breached the Employee Nondisclosure and Developments Agreement or Non-Competition Agreement after termination of services to the Company as an employee, consultant, advisor or member of the Board, then the price at which the Company shall have the right to repurchase such shares of stock shall be equal to the Exercise Price paid by the Holder or such price determined by the Board. Any repurchase shall be made in accordance with accounting rules to avoid adverse accounting treatment.

               10.2  Procedure.  The  Company's  right  to  repurchase  shall be exercisable at any time within one (1) year after the date of Holder's termination of employment by the delivery of written notice by the Company to such effect to the Holder, or its executor, administrator or beneficiaries. Within thirty (30) days after receipt of such notice, the Holder, or its executor, administrator or beneficiaries shall deliver a certificate or certificates for the Stock being repurchased, together with appropriate duly signed stock powers transferring such Stock to the Company, and the Company shall deliver to the Holder, or its executor, administrator or beneficiaries the Company's check in the amount of this purchase price for the Stock being repurchased.

               10.3 Waiver. The Board, in its sole discretion, may waive the Company's repurchase right pursuant to this Section 10 and the Company's right of first refusal pursuant to Section 11.1 below. If the Company's repurchase right or right of first refusal is so waived, the Board may, in. its sole discretion, pass through such right to the remaining stockholders of the Company in the same proportion that each stockholder's Share ownership bears to the Share ownership of all the stockholders of the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase its allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

               10.4 Termination of Right. This Section 10 shall not apply to any Holder from and after the date of an underwritten initial public offering of the Company's Common Stock.

Section 11.    Restriction on Transfer of Stock.

               11.1 Right of First Refusal. Unless otherwise determined by the Board at or after the date of grant of an award hereunder, the Agreement as to any award hereunder shall provide that if at any time a Holder desires to sell, transfer by any means, or otherwise dispose of Stock acquired by it upon the exercise of any award made hereunder, Holder shall first offer the Stock to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Stock; (ii) the certificate number and number of Stock proposed to be sold or transferred; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer. Within thirty (30) days after receipt of such notice, the Company shall have the option to purchase all or part of the such Stock at the same price and on the same terms as contained in such notice,

               11.2 Right to Sell. If the Company (or a stockholder, as described in Section 10.3 above) does not exercise the option to purchase Stock, as provided above, the Holder shall have the right to sell, transfer, or otherwise dispose of its Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within thirty
(30) days after the expiration of the option period. If the transfer is not effected within such, period, the Company must again be given the option to purchase, as provided above,

               11.3 Stockholder's Agreement. Notwithstanding the foregoing, the Board may require that a Holder execute a stockholder's agreement, with such terms as the Board deems appropriate, as a condition of the exercise of any Option granted pursuant to this Agreement. Such agreement may provide that the provisions of this Section 11 and Section 1.0 above shall not apply to such Stock.

               11.4 Termination of Right. This Section 11 shall not apply to any Holder from and after the date of an underwritten initial public offering of the Company's Common Stock.

Section 12.    Amendment and Termination.

               The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 13.    Term of Plan.

               13.1 Effective Date. The Plan shall be effective as of April 1st , 2003 ("Effective Date"). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

               13.2 Termination Date. Unless otherwise terminated by the Board, pursuant to Section 1.0 above, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

               13.3 Sale of Company Assets; Merger. Anything herein to the contrary notwithstanding, in. the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of a significant amount of the assets of the Company or any proposed consolidation or merger of the Company wherein the Company is not the surviving entity, or a sale by the Company of shares of stock of the Company equivalent to thirty (30%) percent or more of all or the Company's issued and outstanding shares of stock on a fully diluted basis, the Company may give written notice to the Holder of any award hereunder that his Stock Option or other award shall automatically be deemed fully vested and exercisable in accordance with the terms and, conditions of the respective Agreement between the Company and the Holder, and the terms of this Section 13.3. In such event, the Stock Option or other award may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option or other award which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. For the purposes of this Section 13.3, the Company shall be deemed to have sold or conveyed a significant amount of its assets if the amount received by the Company for such assets exceeds ten (10%) percent of the Company's total assets. In the event such notice shall have been given, any such Stock Option or other award may be exercised either in whole or in part notwithstanding the vesting period required under the terms of the Stock Option or other award for the exercise thereof. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any Stock Option or other award shall be affected by such notice except that such Stock Option or other award may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six (6) months.

               Notwithstanding the Company's right to accelerate the vesting of any Stock Option or other award as provided above, in the event of any anticipated Change in Control, the Board, in its sole discretion and without the consent of the Holder of any award hereunder, may take any of the following actions with respect to outstanding awards: (i) cancel a Stock Option or other award under the Plan in exchange for options to purchase Common Stock in a successor corporation; (ii) cancel any shares of Restricted Stock in exchange for shares of Restricted Stock of any successor corporation; (iii) redeem any shares of Restricted Stock for an amount in cash equal to the Fair Market Value of such shares of Restricted Stock on the date of such Change in Control; and/or
(iv) cancel a Stock Option or other award under the Plan in exchange for cash and/or substitute consideration with a value equal to the difference between the exercise price of the Stock Option or other award and the Fair Market Value on the date of such Change in Control.

Section 14.    General Provisions.

               14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

               14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

               14.3 Employees.

               (a) Breach of Employee of Nondisclosure and Developments Agreement or Non-Competition Agreement. In the event that an employee Holder breaches any of the material terms and conditions of the Employee Nondisclosure and Developments Agreement or Non-Competition Agreement (or any equivalent agreement) to which the employee Holder is a party to as of the date of an award hereunder or becomes a party to thereafter, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder' s breach of any such agreement.

               (b) Termination for Cause. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

               (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

               14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof

               14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

               14.6 Withholding Taxes. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

               14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

               14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such, other plan to awards under this Plan).

               14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void,

               14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

               14.11 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options),
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

               14.12 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation, system.

    Accepted by the Board of Directors          STRIKE FORCE TECHNICAL SERVICES
                                                CORPORATION




    July 6* ,2004                               By: /s/ Robert Denn
                                                        -----------
                                                        Robert Denn
                                                        President

                STRIKEFORCE TECHNICAL SERVICES CORPORATION, INC.
                      UNANIMOUS WRITTEN CONSENT IN LIEU OF
                       MEETING OF THE BOARD OF DIRECTORS

    (Pursuant to Section 14A:6-71 of the New Jersey Business Corporation Act)

                                 JULY 6th, 2004

               The undersigned, constituting all of the Directors of STRIKEFORCE TECHNICAL SERVICES CORPORATION, a New Jersey corporation (the "Corporation'1), do hereby adopt by unanimous written consent the following resolution with the same force and effect as if such resolutions had been adopted at a duly noticed and held meeting of the Board of Directors of the Corporation:

               WHEREAS, the Directors deem it advisable and in the best interests of the Corporation, its shareholders and employees to execute a Stock Option Plan for 2004 for $1,000,000 shares; and

               NOW THEREFORE, BE IT HEREBY RESOLVED, that the Chief Executive Officer, the President and the Chief Financial Officer of the Corporation (the "Authorized Officers") be, and each of them hereby is, authorized, empowered and directed, in the name of and on behalf of the Corporation, to proceed with any and all steps that any such Authorized Officer or Authorized Officers may deem necessary, appropriate or advisable to execute and implement a Stock Option Program and Plan for 2004 as described in the specific Stock Option Plan attached, including, but not necessarily limited to, the preparation, execution and filing with the appropriate legal parties, with such changes therein and additions thereto as shall be approved by the Authorized Officers executing the same, their approval to be evidenced conclusively by their execution thereof; and it is

               RESOLVED FURTHER, that all actions taken and expenses incurred by any Authorized Officer or director heretofore in furtherance of any of the actions authorized by the foregoing resolutions hereby expressly are ratified, confirmed, adopted and approved; and it is

               RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name of and on behalf of the Corporation, to do and perform, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates as each such officer or officers may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions; and it is

               IN WITNESS WHEREOF, each of the undersigned has hereunto affixed his signature as of the date first above written.







The undersigned Secretary of
StrikeForce Technical Services Corporation certifies that the above Consent has been, duly filed with him.